SECURITIES AND EXCHANGE COMMISSION

               WASHINGTON, D.C.  20549

               -----------------------

                      FORM 8-K

                   CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the
           Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 6, 2013

         PATRIOT TRANSPORTATION HOLDING, INC.
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(Exact name of registrant as specified in its charter)



         FLORIDA         0-17554         59-2924957
     -------------   ----------------   ------------
    (State or other   (Commission       (I.R.S.
     jurisdiction      File Number)     Identification
    of incorporation)                     No.)

200 W. Forsyth Street
7th Floor
Jacksonville, Florida                       32202
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(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:
 (904) 396-5733
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(Former Name or Former Address, if Changed Since
   Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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[  ] Pre-commencement communications pursuant to Rule
     14d-2(b) under the Exchange Act (17 CFR 240.14d-2
     (b))

[  ] Pre-commencement communications pursuant to Rule
     13e-4(c) under the Exchange Act (17 CFR 240.13e-4
     (c))

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               CURRENT REPORT ON FORM 8-K

          PATRIOT TRANSPORTATION HOLDING, INC.

                    February 6, 2013


ITEM 2.02. DISCLOSURE OF RESULTS OF OPERATIONS AND
FINANCIAL CONDITION

	On February 6, 2013, Patriot Transportation
Holding, Inc. (the "Company") issued a press release announcing its earnings for the first quarter of fiscal
2013. A copy of the press release is furnished as
Exhibit 99.1.

	The information in this report (including the exhibit) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

	(c)	Exhibits.

	99.1	Press Release dated February 6, 2013.


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                     SIGNATURES

	Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

      		          PATRIOT TRANSPORTATION HOLDING,
                          INC.


Date:  February 6, 2013    By:  /s/ John D. Milton, Jr.

      			   -------------------------------
			   John D. Milton, Jr.
			   Vice President, and Chief
                           Financial Officer

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                      EXHIBIT INDEX


Exhibit No.
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99.1	Press Release dated February 6, 2013 issued by
        Patriot Transportation Holding, Inc.


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